ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (this "Assignment") is made as of this 29th day of March 2013 by and between UNITED REALTY CAPITAL OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Assignor"), and PARKER NOTE HOLDINGS, LLC, a Delaware limited liability company ("Assignee").

WITNESSETH:

WHEREAS, Assignor owns a 76.67% Percentage interest (the "Interest") as a member under the Limited Liability Company Operating Agreement of Parker Note Acquisition, LLC, a New York limited liability company, dated as of April 16, 2011, as the same may have been amended or modified from time to time (the "LLC Agreement"); and

WHEREAS, Assignor desires to transfer and assign 100% of its Interest to Assignee, and Assignee desires to assume the same, all under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the in kind capital contribution by Assignor of $1,150,000.00 to Assignee as the agreed value of this assignment and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor and Assignee, intending to be legally bound hereby, agree as follows:

1. Assignment; Representations.

(a) Assignor hereby assigns to Assignee 100% of Assignor's Interest (the "Assigned Interest") to have and to hold the Assigned Interest unto Assignee, and Assignee's legal representatives, heirs, successors and assigns, as the case may be, forever.

(b) Assignor hereby represents and warrants to Assignee that (i) the Interest is free and clear of any and all liens, charges and/or encumbrances, is owned entirely by Assignor and has not previously been conveyed or assigned by Assignor to any other party, and (ii) Assignor has full power and authority to execute and deliver this Assignment.

2. Assumption. Assignee hereby accepts Assignor's assignment of the Interest and assumes the performance and observance of all of the covenants, agreements and conditions on the part of Assignor to be performed and observed respecting the Interest pursuant to the LLC Agreement from and after the date hereof.

3. Survival. The representations and warranties contained in Paragraph 1 shall survive the delivery hereof.

IN WITNESS WHEREOF, Assignor and Assignee have duly executed and delivered this Assignment and Assumption of Membership Interest as of the date first above written.

ASSIGNOR:

UNITED REALTY CAPITAL OPERATING PARTNERSHIP, LP
By: United Realty Trust Incorporated, Its General Partner

By:______________________________
Jacob Frydman, CEO

ASSIGNEE:

PARKER NOTE HOLDINGS, LLC
By: URTIGP, LLC its General Partner
By: United Realty Capital Operating Partnership, L.P., its Managing Member

By:
Eli Verschleiser, President